MML SERIES INVESTMENT FUND II

MML Blend Fund

MML High Yield

MML Inflation-Protected and Income Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Equity Fund

MML Managed Bond Fund

MML Strategic Emerging Markets Fund

Supplement dated March 7, 2014 to the

Prospectus dated May 1, 2013 and the

Summary Prospectuses dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectuses and any previous supplements.

The following information supplements the information found in the Prospectus and Summary Prospectuses under the heading Investment Adviser in the section titled Management for each Fund. It also supplements the information found in the Prospectus under the heading Investment Adviser in the section titled Management of the Funds.

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the Funds’ investment adviser. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-13-05

BLD-13-01

HY-13-01

IP-13-01

MM-13-01

SDB-13-01

SCE-13-01

EQ-13-02

MB-13-02

SEM-13-05

MML SERIES INVESTMENT FUND II

MML China Fund

Supplement dated March 7, 2014 to the

Prospectus dated May 1, 2013 and the

Summary Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information supplements the information found in the Prospectus and Summary Prospectus under the heading Investment Adviser in the section titled Management for the Fund. It also supplements the information found in the Prospectus under the heading Investment Adviser in the section titled Management of the Funds.

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the Fund’s investment adviser. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

The following information pertains to the MML China Fund:

The Board of Trustees of MML Series Investment Fund and MML Series Investment Fund II has approved an Agreement and Plan of Reorganization pursuant to which the MML China Fund will be reorganized with and into the MML Foreign Fund (a series of MML Series Investment Fund) (the “Reorganization”). The Reorganization, which does not require shareholder approval, is expected to be completed on or about April 28, 2014. Please note that prior to the Reorganization, the MML China Fund is expected to hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective. MML Advisers will bear the expenses of the Reorganization. For more information about MML Foreign Fund, please call 1-888-309-3539 to obtain a copy of that Fund’s Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-13-06

CH-13-02